                                    AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT

This amendment (the "Amendment") is made and entered into as of January 8, 2003 by and among AIM Variable Insurance Funds, Principal Life Insurance Company, and Princor Financial Services Corporation (collectively, the "parties") in order to modify that certain Participation Agreement (the "Agreement") entered into by the parties as of June 8, 1999 is hereby amended as follows.

Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:

     FUNDS AVAILABLE UNDER THE              SEPARATE ACCOUNTS              CONTRACTS FUNDED BY THE
             CONTRACTS                     UTILIZING THE FUNDS                SEPARATE ACCOUNTS
----------------------------------   -------------------------------   -------------------------------
         (SERIES I SHARES)           -    Principal Life Insurance     -    The Principal(R) Variable
AIM V.I. Aggressive Growth Fund           Company Separate Account B        Annuity
AIM V.I. Core Equity Fund
AIM V.I. Growth Fund                                                   -    Principal Freedom Variable
AIM V.I. International Growth Fund                                          Annuity
AIM V.I. Premier Equity Fund

                                     -    Principal Life Insurance     -    PrinFlex Life(R)
                                          Company Variable Life             Variable Life Insurance
                                          Separate Account
                                                                       -    Survivorship Variable
                                                                            Universal Life Insurance

                                                                       -    Flexible Variable Life
                                                                            Insurance

                                                                       -    Principal Variable
                                                                            Universal Life Accumulator

                                                                       -    Executive Variable
                                                                            Universal Life Accumulator

                                                                       -    Benefit Variable
                                                                            Universal Life Accumulator

                                                                       -    Principal Variable
                                                                            Universal Life Accumulator
                                                                            II

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Nancy L. Martin             By: /s/ Carol F. Relihan
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Carol F. Relihan
Title: Assistant Secretary              Title: Senior Vice President

(SEAL)


                                        PRINCOR FINANCIAL SERVICES CORPORATION


Attest: /s/ Amy B. McCann               By: /s/ Ernest H. Gillum
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)

                                        PRINCIPAL LIFE INSURANCE COMPANY


Attest: /s/ Amy Dippel                  By: /s/ David House
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)